Share-based compensation	6 Months Ended
Jun. 30, 2026
Share-based compensation [Abstract]
Share-based compensation
25.	Share-based compensation

The options were granted to management and key employees of MPC Capital in 2024 and are subject to market and performance conditions as well as a service condition of four years. The remaining term of the options granted is derived from the contractual terms and the grant date of the options. The risk-free rate for periods within the contractual life of the option is based on zero-coupon bond risk-free rates generated using the Svensson model and yield curve data provided by the German Central Bank in effect at the time of grant. The grant-date fair value was $2.25 per option.

Long-term incentive program
Expected volatility	43.21%
Expected dividend yield	6.6%
Expected term (in years)	4.5
Risk-free rate	2.5%

Options	Number of options (in thousands)	Weighted average exercise price (Euro)	Weighted average remaining contractual term (Years)	Aggregate intrinsic value (USD, in thousands)
Outstanding at January 1, 2026	440	1
Granted	—	1
Exercised	—	1
Forfeited or expired	—	1
Outstanding at June 30, 2026	440	1	3.0	$2,148
Exercisable at June 30, 2026	—	—	—	—

As of June 30, 2026, there was $502,248 of total unrecognized compensation cost related to nonvested share-based compensation arrangements granted under the employee share option agreements of MPC Capital. That cost is expected to be recognized over a weighted-average period of 2.0 years. For the six months ended June 30, 2025 and 2026, the Company recognized expenses in the amounts of $115,044 and $125,430, respectively, in the unaudited interim consolidated statement of comprehensive income and also has affected noncontrolling interests in the Company’s unaudited condensed consolidated statement of shareholders’ equity. No options were exercised, and no cash was paid out during the reporting period.